                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                              -------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of event reported: February 26, 1996

                         DANIELSON HOLDING CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


     Delaware                         1-6732                 95-6021257
     --------                         ------                 ----------
(State of Incorporation)         (Commission File           (IRS Employer
                                   Number)                   Identification
                                                              No.)

767 Third Avenue, New York, New York                          10017
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(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code (212) 888-0347


                                                                Exhibit Index is
                                                               located on Page 4

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ITEM 5. OTHER EVENTS

On February 26, 1996, the Registrant signed an Agreement and Plan of Merger dated February 26, 1996 among the Registrant, Midland Financial Group, Inc., a Tennessee corporation ("Midland"), and Mission Sub E, Inc., a Delaware corporation ( "Merger Sub") (the "Merger Agreement"). Merger Sub is a wholly-owned subsidiary of the Registrant. The Merger Agreement provides for the merger of Midland with and into Merger Sub. Accordingly, upon consummation of the transaction, Midland will be merged into Merger Sub, and Merger Sub, as a subsidiary of the Registrant, will be the surviving company.

The closing of the transaction contemplated by the Merger Agreement is subject to numerous conditions, including the completion of a public offering by the Registrant of its common stock in order to raise capital to fund (i) the cash portion of the consideration which will be payable to Midland's shareholders in the merger and (ii) a $30,000,000 capital contribution to the surviving company which the Registrant is required to make under the terms of the Merger Agreement. The proposed public offering of Registrant's common stock is currently expected to take place in the second quarter of calendar year 1996. The Registrant anticipates that if the merger is consummated Registrant will be required under Statement of Financial Accounting Standards No. 109 to increase its paid in capital to recognize the book value of a portion of its approximately $1.4 billion net operating loss carryforward in light of the pro forma impact of the merger. The amount of such adjustment has not been determined and awaits completion of the business plan for the combined operations of Midland and Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

A.      Exhibits

        The following exhibits are filed as a part of this report.

99.1        Press Release dated February 27, 1996.

 2.1        Agreement and Plan of Merger dated February 26, 1996.

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 28, 1996                               DANIELSON HOLDING CORPORATION


                                                By: /s/ C. Kirk Rhein, Jr.
                                                    ----------------------
                                                    C. Kirk Rhein, Jr.
                                                    President and Chief
                                                     Executive Officer

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                                 EXHIBIT INDEX

 EXHIBIT                 DOCUMENT                                        PAGE
 NUMBER                  --------                                       NUMBER
 ------                                                                 ------


99.1        Press Release dated February 27, 1996.                       5

 2.1        Agreement and Plan of Merger dated February 26, 1996.        7